Exhibit 10.16

FORM OF REINSTATEMENT OF AND AMENDMENT TO LEAK-OUT AGREEMENT

This Reinstatement of and Amendment to Leak-Out Agreement (this “Amendment”) is made and entered into, as of June 24, 2025, between FreeCast, Inc., a Florida corporation (the “Company”) and the undersigned shareholder of the Company (the “Shareholder”).

R E C I T A L S:

WHEREAS, the Company and the Shareholder entered into a Leak-Out Agreement that was effective as of the date in November or December 2025 that the Company executed the agreement (the “Agreement”) with respect to restricting the private and public sale, assignment, transfer, conveyance, hypothecation or alienation of the Shareholder’s Covered Shares;

WHEREAS, pursuant to Section 9(a)(iii) of the Agreement, the Agreement automatically terminated on the date that was one year after the Effective Date since Common Shares had not yet begun trading on Nasdaq before such date; and

WHEREAS, the Company and the Shareholder desire to: (i) rescind the termination of the Agreement; (ii) reinstate the Agreement in its entirety; and (iii) amend the Agreement on the terms set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1. Capitalized Terms. Capitalized terms used in this Amendment, including in the above Recitals, shall have the meanings given to them in the Agreement.

2. Reinstatement. The Company and the Shareholder each hereby rescind the automatic termination of the Agreement. The Company and the Shareholder hereby agree that: (i) the termination of the Agreement is null and void; and (ii) the Agreement is hereby reinstated in its entirety, as amended herein, and is hereby ratified and affirmed in all respects, as if the termination had never occurred.

3. Amendment. Subsection (iii) of Section 9(a) of the Agreement shall be deleted in its entirety and replaced with the following: “(iii) the date that is two years after the Effective Date, but only if Common Shares have not yet begun trading on Nasdaq before such date.”

4. Ratification of Reinstated Agreement. Except as expressly set forth herein, all of the terms and conditions of the Agreement are hereby ratified and confirmed and shall continue unchanged and in full force and effect.

5. Miscellaneous. This Amendment: (i) supersedes all prior oral or written communications and agreements between or among the parties with respect to the subject matter hereof; and (ii) may be executed in counterparts, each of which shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument. A signed copy of this Amendment (including any digital or electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) delivered by electronic mail or other means of electronic transmission of a .pdf or similar file shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

COMPANY

FreeCast, Inc.

By:
William A. Mobley, Jr.
Chief Executive Officer

CERTAIN LEGAL CONSEQUENCES ARISE FROM BEING NAMED AS A SELLING SHAREHOLDER IN THE REGISTRATION STATEMENT AND THE RELATED PROSPECTUS. ACCORDINGLY, BENEFICIAL OWNERS OF SECURITIES TO BE REGISTERED UNDER THE REGISTRATION STATEMENT ARE ADVISED TO CONSULT THEIR OWN SECURITIES COUNSEL REGARDING THE CONSEQUENCES OF BEING NAMED OR NOT BEING NAMED AS A SELLING SHAREHOLDER IN THE REGISTRATION STATEMENT AND THE RELATED PROSPECTUS.

SHAREHOLDER

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Shareholder Name (Provide Full Legal Name and Identify any Joint or Co-Tenant Ownership)

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Shareholder Signature (Person Authorized to Sign on Behalf of Shareholder, Entity, Joint or Co-Tenant)

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Name and Title (For Person Signing on Behalf of an Entity Only)